Exhibit 99.1

Luminex Corporation Pre-Release of 4th Quarter 2020 Revenue

Fourth Quarter Earnings Call Scheduled for February 8, 2021

AUSTIN, Texas, January 12, 2021 /PRNewswire/ -- Luminex Corporation (Nasdaq: LMNX) today announced 4th quarter 2020 revenue of approximately $111M, up approximately 23% over the 4th quarter of 2019 and full-year revenue of approximately $417M, up approximately 25% over the full year 2019. Fourth quarter and full year highlights include:

•Total molecular diagnostics (MDx) revenue for full-year 2020 of $228M, up approximately $91M from $137M in 2019.
•Placed approximately 450 sample-to-answer systems in 2020, up approximately 120% vs. 2019 placements, including 40+ VERIGENE® II RUO systems shipped ex-US during the 4th quarter.
•Licensed Technologies Group revenue for full-year 2020 of approximately $147M, down approximately 2% from full-year 2019 revenue of $149M, with approximately $40M of revenue generated in the 4th quarter.
•Flow Cytometry revenue for full-year 2020 of approximately $36M, down approximately 20% from full-year 2019 of $45M, with approximately $12M of revenue generated in the fourth quarter.
•Commenced production on expanded ARIES® manufacturing line, with current capacity of more than 4M tests per year.

In addition, as of the date of this release, Luminex is raising its previously provided 2021 revenue guidance to reflect that the Company currently expects 2021 revenue to be approximately $480M, which would represent a 15% increase from 2020 full-year revenue.

“I am extremely pleased with our results. We ended 2020 with both record quarterly and annual revenue and believe that we are well prepared for continued growth in 2021,” said Nachum “Homi” Shamir, Chairman, CEO and President. “Our diversified model performed well across our business during the quarter. Our strength in molecular diagnostics continued, in advance of the continued expansion of our ARIES® manufacturing capacity. Our partners experienced a recovery in their businesses and performed well. And our flow cytometry business saw a similar recovery in the back half of the year as facilities around the world began to open up. With the breadth of opportunities in front us, we are excited to have ended the year on such a strong note and are heading into 2021 anticipating another very strong year.”

The results reported herein are preliminary, based on management's initial analysis of operations for the quarter and year ended December 31, 2020 and subject to further internal review and audit by the Company's external auditors. Luminex’s full financial results for the fourth quarter and full-year 2020 will be discussed on its fourth quarter earnings call, currently scheduled for February 8, 2021.

About Luminex Corporation

At Luminex, our mission is to empower labs to obtain reliable, timely, and actionable answers, ultimately advancing health. We offer a wide range of solutions applicable in diverse markets including clinical diagnostics, pharmaceutical drug discovery, biomedical research, genomic and proteomic research, biodefense research, and food safety. We accelerate reliable answers while simplifying complexity and deliver certainty with a seamless experience. To learn more about Luminex, please visit us at luminexcorp.com.

Use of Forward-Looking Statements

Statements made in this release that express Luminex’s or management's intentions, plans, beliefs, expectations, or predictions of future events are forward-looking statements. Forward-looking statements in this release include statements regarding Luminex’s expected financial results for the fourth quarter of 2020 and full-year 2020 and its projected 2021 performance, including revenue guidance. The words "expect," "anticipate," "will," "could," "should"

and similar expressions are intended to further identify such forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. It is important to note that Luminex’s actual results or performance could differ materially from those anticipated or projected in such forward-looking statements. Factors that could cause Luminex’s actual results or performance to differ materially include risks and uncertainties relating to, among others, negative effects from the worldwide COVID-19 pandemic (including but not limited to the general economic downturn related to such pandemic, travel restrictions related thereto, business closures that may affect Luminex’s supply chain or its ability to install instruments, and delays in U.S. Food and Drug Administration (the “FDA”) clearances related to adjustments in the agency’s approval priorities in response to the pandemic); the warning letter (the “Warning Letter”) Luminex received from the FDA on June 26, 2020 relating to the operations of Luminex’s Austin, TX and Northbrook, IL facilities and Luminex’s VERIGENE Processor SP System, as previously disclosed in Luminex’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on June 29, 2020, including the outcome of Luminex’s efforts to remediate the FDA’s observations, the possible resolution of the issues identified in the Warning Letter and any further regulatory and enforcement actions that may initiated by the FDA with respect thereto; concentration of Luminex’s revenue in a limited number of direct customers and strategic partners, some of which may be experiencing decreased demand for their products utilizing or incorporating Luminex’s technology, budget or finance constraints in the current economic environment, or periodic variability in their purchasing patterns or practices as a result of internal resource planning challenges; market demand and acceptance of Luminex’s products and technology, including ARIES®, MultiCode®, xMAP®, xMAP® INTELLIFLEX, VERIGENE®, VERIGENE® II, Guava®, Muse®, Amnis® and NxTAG® products; Luminex’s ability to scale manufacturing operations and manage operating expenses, gross margins and inventory levels; Luminex’s ability to obtain and enforce intellectual property protections on Luminex’s products and technologies; the impact on Luminex’s growth and future results of operations with respect to the loss of the LabCorp women’s health business; Luminex’s ability to successfully launch new products and complete new manufacturing lines in a timely manner; dependence on strategic partners for development, commercialization and distribution of products; risks and uncertainties associated with implementing Luminex’s acquisition strategy, including any challenges in identifying acquisition targets and obtaining financing on acceptable terms; Luminex’s ability to integrate acquired companies or selected assets into Luminex’s consolidated business operations and its ability to fully realize the benefits of Luminex’s acquisitions; the timing of and process for regulatory approvals; competition and competitive technologies utilized by Luminex’s competitors; fluctuations in quarterly results due to a lengthy and unpredictable sales cycle; fluctuations in bulk purchases of consumables; fluctuations in product mix and the seasonal nature of some of Luminex’s assay products; Luminex’s ability to comply with applicable laws, regulations, policies and procedures; the impact of the ongoing uncertainty in global finance markets and changes in governmental and governmental agency funding, including effects on the capital spending policies of Luminex’s partners and end users and their ability to finance purchases of Luminex’s products; changes in principal members of Luminex’s management staff; potential shortages, or increases in costs, of components or other disruptions to Luminex’s manufacturing operations; Luminex’s increasing dependency on information technology to improve the effectiveness of Luminex’s operations and to monitor financial accuracy and efficiency, including risks associated with potential attacks on or breaches of Luminex’s information technology systems and any resultant harm to Luminex’s ability to protect its intellectual property and manufacture, sell and support its products; the implementation, including any modification, of Luminex’s strategic operating plans; the uncertainty regarding the outcome or expense of any litigation brought against or initiated by Luminex; risks relating to Luminex’s foreign operations, including fluctuations in exchange rates, tariffs, customs and other barriers to importing/exporting materials and products in a cost effective and timely manner; difficulties in accounts receivable collections; Luminex’s ability to monitor and comply with foreign and international laws and treaties; Luminex’s ability to comply with changes in international taxation policies; reliance on third party distributors for distribution of specific Luminex-developed and manufactured assay products, as well as the risks discussed under the heading "Risk Factors" in Luminex’s Reports on Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements, including the preliminary fourth quarter 2020 and full-year 2020 results and 2021 projected performance, including revenue guidance, contained herein represent the judgment of Luminex as of the date of this press release, and Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contacts

Investor Contact:
Harriss Currie
Senior Vice President of Finance and Chief Financial Officer
hcurrie@luminexcorp.com
512-219-8020

Investor Relations Contact:
Carla Stanaford
cstanaford@luminexcorp.com
937-469-2120

Media Contact:
Michele Parisi
Bioscribe
mparisi@bioscribe.com
925-864-5028